                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): May 25 2005
                                                   -----------


                               Toll Brothers, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       001-09186               23-2416878
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
       of Incorporation)               File Number)         Identification No.)


          250 Gibraltar Road, Horsham, PA                           19044
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (215) 938-8000
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

         On May 25, 2005, Toll Brothers Inc. issued a press release announcing that Toll Brothers Finance Corp., intends to sell $300 million of its Senior Notes due 2015, guaranteed on a senior basis by Toll Brother, Inc. and all of its subsidiaries that guarantee its bank debt, in a private placement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

         The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.                                       Item
-------                                   ----

99.1* Press release of Toll Brothers, Inc. dated May 25, 2005 announcing Toll Brothers Finance Corp. expected issuance of $300 million Senior Notes due 2015.


* Filed electronically herewith.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TOLL BROTHERS, INC.

Dated: May 26, 2005                           By: Joseph R. Sicree
                                                  ---------------------
                                                  Joseph R. Sicree
                                                  Vice President, Chief
                                                     Accounting Officer